Exhibit 99.3

PLYMOUTH INDUSTRIAL REIT INC.

Overview to Unaudited Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements have been derived from the historical condensed consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 is presented to reflect adjustments to the Company’s historical balance sheet as if the Company’s Shadeland Commerce Center Portfolio and 7901 West 21st St. acquisitions were completed on September 30, 2019. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 are presented as if the Shadeland Commerce Center Portfolio and 7901 West 21st St. acquisitions were completed on January 1, 2018.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) our historical unaudited condensed consolidated financial statements as of September 30, 2019 and for the nine months ended September 30, 2019 and (ii) our condensed consolidated financial statements for the twelve months ended December 31, 2018 in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. The following unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what the Company’s actual financial position would have been as of September 30, 2019 assuming the Shadeland Commerce Center Portfolio and 7901 West 21st St. acquisitions had been completed on September 30, 2019, what actual results of operations would have been for the nine months ended September 30, 2019 and the year ended December 31, 2018 assuming the Shadeland Commerce Center Portfolio and 7901 West 21st St. acquisitions were completed on January 1, 2018, and are not indicative of future results of operations or financial condition and should not be viewed as indicative of future results of operations or financial condition.

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2019

(Unaudited and in thousands)

	Plymouth Industrial REIT, Inc.	Shadeland Commerce Center	7901 West St.	Company Pro Forma
	(A)	(B)	(C)

Assets
Real estate properties	$565,394	50,138	$12,201	$627,733
Less accumulated depreciation	(57,331)	—	—	(57,331)
Real estate properties, net	508,063	50,138	12,201	570,402

Cash	25,720	(8,038)	(12,201)	5,481
Cash held in escrow	8,571	—	—	8,571
Restricted cash	2,510	—		2,510
Deferred leasing intangibles, net	45,768	—	—	45,768
Other assets	11,214	—	—	11,214
Total assets	$601,846	$42,100	$—	$643,946

Liabilities, Series A preferred stock and equity (deficit)
Liabilities
Secured debt, net	$319,448	$—	$—	$319,448
Borrowings under line of credit, net	—	42,100	—	42,100
Accounts payable, accrued expenses and other liabilities	32,222	—	—	32,222
Deferred lease intangibles, net	7,579	—	—	7,579
Total liabilities	359,249	42,100	—	401,349

Preferred stock Series A	48,868	—	—	48,868
Preferred stock Series B	77,893	—	—	77,893

Equity
Common stock	134	—		134
Additional paid in capital	249,827	—	—	249,827
Accumulated deficit	(146,072)	—	—	(146,072)
Total Plymouth Industrial REIT, Inc. stockholders' equity	103,889	—	—	103,889
Non-controlling interest	11,947	—	—	11,947
Total equity	115,836	—	—	115,836

Total liabilities, preferred stock, and equity	$601,846	$42,100	$—	$643,946

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

(Unaudited and in thousands except for share and per share amounts)

	Plymouth Industrial REIT, Inc.	Shadeland Commerce Center	7901 West St.	Company Pro Forma Adjustments		Company Pro Forma
	(A)	(B)	(C)

Revenues:
Rental revenue	$52,807	$5,137	$983	$116	(D)	$59,043
Other revenue	—	—	—	—		—
Total revenues	52,807	5,137	983	116		59,043

Operating expenses:
Property	19,216	1,904	266	—		21,386
Depreciation and amortization	26,307	—	—	4,729	(E)	31,036
General and administrative	5,472	—	—	—		5,472
Total Operating expenses	50,995	1,904	266	4,729		57,894

Other income (expense):
Interest expense	(11,061)	—	—	(1,386	)(E)	(12,447)
Change in fair value of warrant derivative	(181)	—	—	—		(181)

Total other income (expense)	(11,242)	—	—	(1,386)		(12,628)
Net income (loss)	(9,430)	3,233	717	(5,999)		(11,479)
Net income (loss) attributable to non-controlling interest	(1,341)	—	—	(285	)(F)	(1,626)
Net income (loss) attributable to Plymouth Industrial REIT, Inc.	(8,089)	3,233	717	(5,714)		(9,853)
Less: preferred stock dividends	4,698	—	—	—		4,698
Less: series B preferred stock accretion to redemption value	5,701	—	—	—		5,701
Less: amount allocated to participating securities	177	—	—	—		177
Net income (loss) attributable to common stockholders	(18,665)	3,233	717	(5,714)		(20,429)

Net income (loss) per share attributable to common stockholders	$(2.73)					$(2.98)
Weighted-average common shares outstanding	6,847,950					6,847,950

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Unaudited and in thousands except for share and per share amounts)

	Plymouth Industrial REIT, Inc.	Shadeland Commerce Center	7901 West St.	Company Pro Forma Adjustments		Company Pro Forma
	(A)	(B)	(C)

Revenues:
Rental revenue	$48,683	$6,422	1,273	$271	(D)	$56,649
Other revenue	534	—		—		534
Total revenues	49,217	6,422	1,273	271		57,183

Operating expenses:
Property	17,449	2,312	354	—		20,115
Depreciation and amortization	26,788	—		6,305	(E)	33,093
General and administrative	6,032	—		—		6,032
Total Operating expenses	50,269	2,312	354	6,305		59,240

Other income (expense):
Interest expense	(15,734)	—	—	(2,273	)(E)	(18,007)
Loss on extinguishment of debt	(5,393)	—	—	—		(5,393)
Gain on sale of real estate	1,004	—	—	—		1,004
Total other income (expense)	(20,123)	—	—	(2,273)		(22,396)
Net income (loss)	(21,175)	4,110	919	(8,307)		(24,453)
Net income (loss) attributable to non-controlling interest	(2,459)			(386	)(F)	(2,845)
Net income (loss) attributable to Plymouth Industrial REIT, Inc.	(18,716)	4,110	919	(7,921)		(21,608)
Less: preferred stock dividends	3,940	—	—	—		3,940
Less: series B preferred stock accretion to redemption value	359	—	—	—		359
Less: amount allocated to participating securities	201	—	—	—		201
Net income (loss) attributable to common stockholders	(23,216)	4,110	919	(7,921)		(26,108)

Net income (loss) per share attributable to common stockholders	$(5.76)					$(6.48)
Weighted-average common shares outstanding	4,027,329					4,027,329

Plymouth Industrial REIT, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Financial Statements

(dollars in thousands)

1. Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

(A) Reflects the historical Condensed Consolidated Balance Sheet of Plymouth Industrial REIT, Inc. as of September 30, 2019

(B) Reflects the $50,138 acquisition of Shadeland Commerce Center as reflected in the Statements of Revenue and Certain Expenses included herein. The pro forma adjustments do not include an allocation of the purchase price to reflect the intangible components of the acquisition as this evaluation is in process and will be reflected in future filings of actual results.

(C) Reflects the $12,201 acquisition of 7901 West 21st St. as reflected in the Statements of Revenue and Certain Expenses included herein. The pro forma adjustments do not include an allocation of the purchase price to reflect the intangible components of the acquisition as this evaluation is in process and will be reflected in future filings of actual results.

2. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the nine months ended September 30, 2019.

(B) Reflects the results of operations related to the acquisition of the Shadeland Commerce Center as reflected in the Statements of Revenues and Certain Operating Expenses included herein.

(C) Reflects the results of operations related to the acquisition of 7901 West 21st St. as reflected in the Statements of Revenues and Certain Operating Expenses included herein.

(D) Represents the effect on rental revenue of the acquisitions described in Notes (B) and (C) for non-cash straight line rent adjustments for the nine months ended September 30, 2019.

(E) Reflects the effect of the acquisitions described in Notes (B) and (C) for depreciation and amortization expense and interest expense for the nine months ended September 30, 2019.

(F) Reflects the effect of the acquisitions described in Notes (B) and (C) for net loss attributable to non-controlling interest for the nine months ended September 30, 2019.

3. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the year ended December 31, 2018.

(B) Reflects the results of operations related to the acquisition of the Shadeland Commerce Center as reflected in the Statements of Revenues and Certain Operating Expenses included herein.

(C) Reflects the results of operations related to the acquisition of 7901 West 21st St. as reflected in the Statements of Revenues and Certain Operating Expenses included herein.

(D) Represents the effect on rental revenue of the acquisitions described in Notes (B) and (C) for non-cash straight line rent adjustments for the year ended December 31, 2018.

(E) Reflects the effect of the acquisitions described in Notes (B) and (C) for depreciation and amortization expense and interest expense for the year ended December 31, 2018.

(F) Reflects the effect of the acquisitions described in Notes (B) and (C) for net loss attributable to non-controlling interest for the year ended December 31, 2018.